UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2010

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

675 West Hasting Street, Suite 711
Vancouver, BC V6B 1N2
(Address of principal executive offices) (Zip Code)

(604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 26, 2010, Gryphon Gold Corporation (the “Registrant”), its wholly-owned subsidiary Borealis Mining Company (“Borealis”) and Sage Gold Inc. (“Sage”, collectively with the Registrant and Borealis, the “Parties”) entered into Amendment No. 1 to Option Agreement and Amendment No. 1 to Subscription Agreement (“Amendment No. 1”). Amendment No. 1 amends the Option Agreement, dated March 5, 2010, entered into by and among the Parties (the “Option Agreement”) and the Subscription Agreement, dated March 5, 2010, entered into by and between the Registrant and Sage (the “Subscription Agreement”).

Pursuant to the Option Agreement, the Registrant has granted Sage the option to earn a 50% joint venture interest in the Registrant’s Borealis gold project located in the Walker Lane Mineral Belt of Southwest Nevada. Under the terms of the Option Agreement, the Registrant and Sage agreed to enter into the Subscription Agreement pursuant to which Sage will invest US$400,000 in a private placement of units by the Registrant (the “Private Placement”). The foregoing description of the Option Agreement is qualified in its entirety by reference to the Option Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 10-K filed with the SEC on March 8, 2010, and which is hereby incorporated by reference into this Item 1.01.

Pursuant to Amendment No. 1, the Option Agreement and Subscription Agreement were amended by the Parties as follows:

  The definition of “Due Diligence Period” in Section 1.1(o) of the Option Agreement was amended to provide for the termination of the due diligence period on the earlier of (i) April 19, 2010 or the (ii) the termination of the Option Agreement, rather than on the earlier of (i) March 26, 2010 or the (ii) the termination of the Option Agreement.

  The definition of “Private Placement Condition” in Section 1.1(vv) of the Option Agreement was amended to provide for the closing of the Private Placement on or before May 11, 2010 rather than April 16, 2010.

  Section 1.1 of the Subscription Agreement was amended to provide that Sage is only obligated to complete the Private Placement if Sage has not terminated the option contained in the Option Agreement on or before May 20, 2010, rather than April 16, 2010.

  Section 4.1 of the Subscription Agreement was amended to provide for the closing of the Private Placement on or before May 10, 2010, rather than April 16, 2010.

Other than as set forth above, all other terms and conditions of the Option Agreement and the Subscription Agreement remain unamended and in full force and effect. The foregoing description of Amendment No. 1 is qualified in its entirety by the copy of Amendment No. 1, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is hereby incorporated by reference into this Item 1.01.

Item 9.01	Exhibits.

Exhibit	Description

10.1	Amendment No. 1 to Option Agreement and Amendment No. 1 to Subscription Agreement, dated March 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION.
(Registrant)

Dated: March 30, 2010	By: /s/ R. William Wilson
R. William Wilson
Chief Financial Officer

EXHIBIT INDEX
Exhibit	Description

10.1	Amendment No. 1 to Option Agreement and Amendment No. 1 to Subscription Agreement, dated March 26, 2010